Exhibit 99.1

eGain Reports Fiscal 2026 Results: Total Revenue Up 3%, AI Customer Revenue Up 20%, Company Named a Leader in Gartner's First Customer Service Knowledge Management MQ

Sunnyvale, CA (September 3, 2026) – eGain (Nasdaq: EGAN), a leading provider of AI-powered knowledge management and customer experience automation solutions, today announced financial results for its fiscal 2026 fourth quarter and full fiscal year ended June 30, 2026.

“Fiscal 2026 was a pivotal year for eGain. AI Knowledge is emerging as a distinct operating layer in the enterprise – the infrastructure that makes every other AI initiative, from agents to copilots to automation, trustworthy and accurate – rather than another point application in another silo. Gartner’s decision to create a dedicated Magic Quadrant for Customer Service Knowledge Management Systems, and to name eGain a Leader in its inaugural edition, validates both the category and the position we’ve spent years building toward,” said Ashu Roy, eGain’s CEO.

“This validation is showing up in the numbers. Total revenue grew 3% for the year, a rate that reflects two trends in our business. First, our investment in AI Knowledge drove 20% year-over-year growth in AI customer revenue. Second, the managed decline in our profitable legacy business.”

“As we enter fiscal 2027, we’re all in on the AI Knowledge opportunity. We believe the market is still early in recognizing how foundational trusted knowledge infrastructure will be to enterprise AI, and we intend to lead it.”

Fiscal 2026 Fourth Quarter Financial Highlights

●	Total revenue was $22.2 million, compared to $23.2 million in Q4 fiscal 2025.
●	AI customer revenue grew 11% year over year.
●	GAAP gross margin was 72%, compared to 73% in Q4 fiscal 2025.
●	Non-GAAP gross margin was 72%, compared to 73% in Q4 fiscal 2025.
●	GAAP net income was $1.3 million, or $0.05 per share on a basic and diluted basis, compared to GAAP net income of $30.9 million, or $1.13 per share on a basic basis and $1.11 per share on a diluted basis, in Q4 fiscal 2025, which includes the impact of a tax benefit of approximately $29.0 million from the release of a majority of the company’s valuation allowance in Q4 fiscal 2025.
●	Non-GAAP net income was $2.1 million, or $0.08 per share on a basic and diluted basis, compared to non-GAAP net income of $2.4 million, or $0.09 per share on a basic and diluted basis, in Q4 fiscal 2025.
●	Adjusted EBITDA was $2.2 million, representing a 10% margin, compared to $4.5 million, or a 19% margin, in Q4 fiscal 2025.
●	Total cash and cash equivalents were $73.3 million as of June 30, 2026, compared to $62.9 million as of June 30, 2025.

Fiscal 2026 Full Year Financial Highlights

●	Total revenue was $91.1 million, compared to $88.4 million in the same period last year.
●	AI customer revenue grew 20% year over year.
●	AI customer annual recurring revenue (ARR) grew 13% year over year and represented 72% of total SaaS ARR as of June 30, 2026.
●	GAAP gross margin was 73%, compared to 70% in the same period last year.
●	Non-GAAP gross margin was 74%, compared to 71% in the same period last year.
●	GAAP net income was $8.9 million, or $0.33 per share on a basic basis and $0.32 per share on a diluted basis, compared to GAAP net income of $32.3 million, or $1.15 per share on a basic and $1.13 per share on a diluted basis, in the same period last year. This includes the impact of a tax benefit of approximately $29.0 million from the release of a majority of the company’s valuation allowance in fiscal 2025.

●	Non-GAAP net income was $13.0 million, or $0.48 per share on a basic basis and $0.47 per share on a diluted basis, compared to non-GAAP net income of $5.7 million, or $0.20 per share on a basic and diluted basis, in the same period last year.
●	Adjusted EBITDA was $13.6 million, representing a 15% margin, compared to $8.6 million, or a 10% margin, in the same period last year.
●	Cash provided by operating activities was $21.2 million, or an operating cash flow margin of 23%.
●	Total shares repurchased were approximately 1,607,000 at an average price of $7.16 per share, totaling $11.5 million.

Fiscal 2027 First Quarter and Fiscal 2027 Financial Guidance

For the first quarter of fiscal 2027 ending September 30, 2026, eGain expects:

●	Total revenue between $20.9 million and $21.4 million.
●	AI customer revenue between $13.7 million and $14.0 million.
●	GAAP net income of $500,000 to $1.1 million, or between $0.02 and $0.04 per share.
o	Includes stock-based compensation expense of approximately $900,000.
●	Non-GAAP net income between $1.4 million and $2.0 million, or between $0.05 and $0.08 per share.
●	Adjusted EBITDA between $1.4 million and $1.9 million, or a margin between 7% and 9%.

For the fiscal 2027 full year ending June 30, 2027, eGain expects:

●	Total revenue between $84.5 million and $86.0 million.
●	AI customer revenue between $59.5 million and $60.5 million.
●	GAAP net loss between $2.0 million and $3.0 million, or between $0.08 and $0.11 per share.
o	Includes stock-based compensation expense of approximately $4.0 million.
●	Non-GAAP net income between $1.0 million and $2.0 million, or between $0.04 and $0.07 per share.
●	Adjusted EBITDA between $650,000 and $1.4 million, or a margin of 1% to 2%.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 26.6 million for the first quarter of fiscal 2027 and 26.8 million for the full fiscal year 2027.

Key Business Metrics:

We utilize the key metrics set forth below to help us evaluate our business and growth, identify trends, formulate financial projections and make strategic decisions.

Total SaaS ARR is defined as the recurring revenue from SaaS subscriptions, normalized over a period of one year.

AI customer ARR is defined as Total SaaS ARR from customers who actively utilize one or more of our AI offerings. This amount includes all offerings associated with a customer and not solely the AI offerings.

AI customer revenue is defined as the total revenue generated from customers who actively utilize one or more of our AI offerings, inclusive of their SaaS and Professional Services revenue. This amount includes all offerings associated with a customer and not solely the AI offerings.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to eGain’s operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income, adjusted for the impact of depreciation and amortization, issuance of common stock warrant for services, stock-based compensation expense, interest income, net, provision for income taxes, benefit from income tax where applicable, other income (expense), net and severance and related charges. Non-GAAP net income measure is adjusted for benefit from income taxes related to the release of valuation allowance, issuance of common stock warrant for services, and stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our provision for income taxes and believes the change in our provision for income taxes would not be substantial. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this press release includes eGain’s non-GAAP net income and adjusted EBITDA guidance for future periods, non-GAAP measures used to describe eGain’s expected performance. We have not presented a reconciliation of eGain’s non-GAAP net income or adjusted EBITDA to future net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2026 fourth quarter and full year financial results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investors” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain available for one week. To access the phone replay, dial 855-669-9658 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 1145039.

About eGain

eGain is a leading provider of AI-powered knowledge management and customer experience automation solutions. With over 25 years of experience in knowledge management, eGain helps enterprises unify siloed content, automate trusted knowledge workflows, and deliver measurable AI-ROI through proven frameworks and methods. Global 2000 companies across industries rely on eGain to transform customer service, improve employee productivity, reduce costs, and accelerate AI adoption. Visit www.egain.com for more information.

Gartner Disclaimer

Gartner, Magic Quadrant for Customer Service Knowledge Management Systems, Pri Rathnayake, Jennifer MacIntosh, Patrick Quinlan, Drew Kraus, 16 July 2026.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the first quarter of fiscal 2027 and fiscal 2027 full year ending June 30, 2027; our beliefs regarding the validity of our business strategy; our investment in AI customer business; the expected profitability and cash-generating capacity of our legacy business; demand for our products and market opportunity; and our market position. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the first quarter of fiscal 2027 and fiscal 2027 full year ending June 30, 2027. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; the pace of technological advancements in generative AI and the adaptability of our services to incorporate these advancements; market demand for AI-enabled solutions; risks associated with new product releases and new services and product features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third-party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2026 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

Investor Relations

Todd Kehrli or Jim Byers

PondelWilkinson, Inc.

tkehrli@pondel.com

jbyers@pondel.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	June 30,	June 30,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$73,336	$62,909
Restricted cash	8	8
Accounts receivable, less provision for credit losses of $28 and $7 as of June 30, 2026 and 2025, respectively	24,391	32,775
Costs capitalized to obtain revenue contracts, net	776	1,148
Prepaid expenses	2,811	2,841
Other current assets	669	886
Total current assets	101,991	100,567
Property and equipment, net	872	670
Operating lease right-of-use assets	2,516	3,530
Costs capitalized to obtain revenue contracts, net of current portion	1,200	1,460
Goodwill	13,186	13,186
Other assets, net	28,230	28,592
Total assets	$147,995	$148,005

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,486	$2,596
Accrued compensation	4,610	6,749
Accrued liabilities	4,267	2,821
Operating lease liabilities	1,246	1,220
Deferred revenue	46,478	48,765
Total current liabilities	59,087	62,151
Deferred revenue, net of current portion	2,062	1,766
Operating lease liabilities, net of current portion	1,532	2,449
Other long-term liabilities	1,101	908
Total liabilities	63,782	67,274
Stockholders’ equity:
Common stock, $0.001 par value per share – authorized: 60,000 shares; issued: 33,933 and 33,237 shares; outstanding: 26,172 and 27,083 shares as of June 30, 2026 and 2025, respectively.	34	33
Additional paid-in capital	418,710	411,253
Treasury stock, at cost: 7,761 and 6,154 common shares as of June 30, 2026 and 2025, respectively.	(50,322)	(38,812)
Accumulated other comprehensive loss	(1,678)	(336)
Accumulated deficit	(282,531)	(291,407)
Total stockholders’ equity	84,213	80,731
Total liabilities and stockholders’ equity	$147,995	$148,005

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2026	2025	2026	2025
Revenue:
SaaS	$20,670	$21,691	$85,286	$81,921
Professional services	1,480	1,543	5,850	6,510
Total revenue	22,150	23,234	91,136	88,431
Cost of revenue:
Cost of SaaS	4,591	4,233	17,732	17,975
Cost of professional services	1,698	2,121	6,554	8,448
Total cost of revenue	6,289	6,354	24,286	26,423
Gross profit	15,861	16,880	66,850	62,008
Operating expenses:
Research and development	7,291	6,961	29,449	29,604
Sales and marketing	5,629	4,641	19,476	19,356
General and administrative	1,863	2,031	9,960	8,615
Total operating expenses	14,783	13,633	58,885	57,575
Income from operations	1,078	3,247	7,965	4,433
Interest income, net	561	440	2,250	2,469
Other income (expense), net	(18)	(390)	581	(1,265)
Income before income tax (provision) benefit	1,621	3,297	10,796	5,637
Income tax (provision) benefit	(317)	27,568	(1,920)	26,617
Net income	$1,304	$30,865	$8,876	$32,254

Per share information:
Earnings per share:
Basic	$0.05	$1.13	$0.33	$1.15
Diluted	$0.05	$1.11	$0.32	$1.13
Weighted-average shares used in computation:
Basic	27,069	27,324	27,158	28,161
Diluted	27,496	27,750	27,861	28,650

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$151	$186	$528	$865
Research and development	421	117	1,333	640
Sales and marketing	178	75	560	352
General and administrative	95	118	381	592
Total stock-based compensation	$845	$496	$2,802	$2,449

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2026	2025	2026	2025
Income from operations	$1,078	$3,247	$7,965	$4,433
Add:
Issuance of common stock warrant for services	—	—	1,350	—
Stock-based compensation	845	496	2,802	2,449
Non-GAAP income from operations	$1,923	$3,743	$12,117	$6,882

	Three Months Ended		Year Ended
	June 30,		June 30,
	2026	2025	2026	2025
Net income	$1,304	$30,865	$8,876	$32,254
Add:
Depreciation and amortization	103	77	388	340
Issuance of common stock warrant for services	—	—	1,350	—
Stock-based compensation expense	845	496	2,802	2,449
Interest income, net	(561)	(440)	(2,250)	(2,469)
Provision for income taxes	317	1,396	1,920	2,347
Benefit from income taxes related to the release of valuation allowance	—	(28,964)	—	(28,964)
Other income (expense), net	18	390	(581)	1,265
Severance and related charges	143	648	1,118	1,407
Adjusted EBITDA	$2,169	$4,468	$13,623	$8,629

	Three Months Ended		Year Ended
	June 30,		June 30,
	2026	2025	2026	2025
Net income	$1,304	$30,865	$8,876	$32,254
Add:
Benefit from income taxes related to the release of valuation allowance	—	(28,964)	—	(28,964)
Issuance of common stock warrant for services	—	—	1,350	—
Stock-based compensation	845	496	2,802	2,449
Non-GAAP net income	$2,149	$2,397	$13,028	$5,739
Per share information:
Non-GAAP earnings per share:
Basic	$0.08	$0.09	$0.48	$0.20
Diluted	$0.08	$0.09	$0.47	$0.20
Weighted-average shares used in computation:
Basic	27,069	27,324	27,158	28,161
Diluted	27,496	27,750	27,861	28,650

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2026	2025
Revenue:
GAAP SaaS	$20,670	$21,691	(5%)	(5%)
GAAP professional services	1,480	1,543	(4%)	(4%)
Total GAAP revenue	$22,150	$23,234	(5%)	(5%)

Cost of Revenue:
GAAP SaaS	$4,591	$4,233
Non-GAAP SaaS	$4,591	$4,233

GAAP professional services	$1,698	$2,121
Add back:
Stock-based compensation	(151)	(186)
Non-GAAP professional services	$1,547	$1,935

GAAP total cost of revenue	$6,289	$6,354
Add back:
Stock-based compensation	(151)	(186)
Non-GAAP total cost of revenue	$6,138	$6,168	(0%)	0%

Gross Profit:
Non-GAAP SaaS	$16,079	$17,458
Non-GAAP professional services	(67)	(392)
Non-GAAP gross profit	$16,012	$17,066	(6%)	(7%)

Operating expenses:
GAAP research and development	$7,291	$6,961
Add back:
Stock-based compensation expense	(421)	(117)
Non-GAAP research and development	$6,870	$6,844	0%	1%

GAAP sales and marketing	$5,629	$4,641
Add back:
Stock-based compensation expense	(178)	(75)
Non-GAAP sales and marketing	$5,451	$4,566	19%	20%

GAAP general and administrative	$1,863	$2,031
Add back:
Stock-based compensation expense	(95)	(118)
Non-GAAP general and administrative	$1,768	$1,913	(8%)	(7%)

GAAP operating expenses	$14,783	$13,633
Add back:
Stock-based compensation expense	(694)	(310)
Non-GAAP operating expenses	$14,089	$13,323	6%	6%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Year Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2026	2025
Revenue:
GAAP SaaS	$85,286	$81,921	4%	3%
GAAP professional services	5,850	6,510	(10%)	(11%)
Total GAAP revenue	$91,136	$88,431	3%	2%

Cost of Revenue:
GAAP SaaS	$17,732	$17,975
Non-GAAP SaaS	$17,732	$17,975

GAAP professional services	$6,554	$8,448
Add back:
Stock-based compensation	(528)	(865)
Non-GAAP professional services	$6,026	$7,583

GAAP total cost of revenue	$24,286	$26,423
Add back:
Stock-based compensation	(528)	(865)
Non-GAAP total cost of revenue	$23,758	$25,558	(7%)	(7%)

Gross Profit:
Non-GAAP SaaS	$67,554	$63,946
Non-GAAP professional services	(176)	(1,073)
Non-GAAP gross profit	$67,378	$62,873	7%	6%

Operating expenses:
GAAP research and development	$29,449	$29,604
Add back:
Stock-based compensation expense	(1,333)	(640)
Non-GAAP research and development	$28,116	$28,964	(3%)	(3%)

GAAP sales and marketing	$19,476	$19,356
Add back:
Stock-based compensation expense	(560)	(352)
Non-GAAP sales and marketing	$18,916	$19,004	(0%)	(1%)

GAAP general and administrative	$9,960	$8,615
Add back:
Issuance of common stock warrant for services	(1,350)	—
Stock-based compensation expense	(381)	(592)
Non-GAAP general and administrative	$8,229	$8,023	3%	2%

GAAP operating expenses	$58,885	$57,575
Add back:
Issuance of common stock warrant for services	(1,350)	—
Stock-based compensation expense	(2,274)	(1,584)
Non-GAAP operating expenses	$55,261	$55,991	(1%)	(1%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.